                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          The certification set forth below is being submitted in connection with the Household International, Inc. (the "Company") Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

          I, William F. Aldinger, Chairman and Chief Executive Officer of the Company, certify that:

          1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

          2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Household International, Inc.


February 27, 2004
                                            /s/ WILLIAM F. ALDINGER
                                            ------------------------------------
                                            William F. Aldinger
                                            Chairman and Chief Executive Officer

                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          The certification set forth below is being submitted in connection with the Household International, Inc. (the "Company") Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

          I, Simon C. Penney, Senior Executive Vice President and Chief Financial Officer of the Company, certify that:

          1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

          2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Household International, Inc.


February 27, 2004
                                             /s/ SIMON C. PENNEY
                                             -----------------------------------
                                             Simon C. Penney
                                             Senior Executive Vice President and
                                             Chief Financial Officer